DELAWARE GROUP® GOVERNMENT FUND

Delaware Core Plus Bond Fund
(the "Fund")

Supplement to the Fund's Statutory and Summary Prospectuses
dated November 28, 2012

On November 14-15, 2012, the Board of Trustees of Delaware Group Government Fund voted to approve certain changes related to the Fund’s investment strategies. These changes include: (i) decreasing the minimum required investment in U.S. investment grade securities to 50% from 65% of net assets; (ii) increasing the limitation on high yield securities from 20% to 30% of net assets and removing the U.S. component; (iii) increasing the limitation on investments in international securities from 20% to 30% of net assets; and (iv) removing the 5% limitation on investments in foreign high yield securities (effectively permitting the Fund to invest up to 30% of its assets in such securities). As a result of these changes, the following disclosure will replace the Fund’s current disclosure relating to certain investment strategies and risks. These changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the second paragraph in the section entitled, “Fund summary – What are the Fund’s principal investment strategies?” in the Prospectus and in the section entitled “What are the Fund’s principal investment strategies?” in the Summary Prospectus:

The Fund will invest at least 50% of its net assets in domestic (U.S.) investment grade debt securities (the "core" portion of the portfolio). Such securities may include, but are not limited to, debt securities issued by the U.S. government and its agencies, high-quality corporate bonds, and mortgage-backed and asset-backed securities. In addition to this core allocation, the Fund may also invest in high yielding, lower-quality corporate bonds (also called "junk bonds") and foreign securities. However, the Fund may invest no more than 30% of its net assets in high yield securities and no more than 30% of its net assets in foreign securities. Moreover, the Fund’s total non-U.S. dollar currency exposure will be limited, in aggregate, to no more than 10% of net assets, and the Fund's investments in emerging markets securities will be limited to no more than 15% of the Fund's net assets. Due to the manner in which the Fund is managed, it may be subject to a high rate of portfolio turnover.

The following replaces the bullet point paragraphs in the section entitled, “How we manage the Fund – Our investment strategies” in the Fund’s Statutory Prospectus:

  U.S. investment grade sector Under normal circumstances, at least 50% of the Fund's total assets will be invested in the U.S. investment grade sector. In managing the Fund's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The assets in the Fund's U.S. investment grade sector may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities. Subject to quality limitations, the Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases. Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. Please see the Statement of Additional Information (SAI) for additional ratings information.

  High yield sector Under normal circumstances, up to 30% of the Fund's net assets will be allocated to the high yield sector. We will invest the Fund's assets that are allocated to the high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities. The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will be rated lower than BBB- by Standard & Poor's (S&P) and Baa3 by Moody's Investors Service (Moody's), or similarly rated by another nationally recognized statistical rating organization (NRSRO). Unrated bonds may be more speculative in nature than rated bonds.

  International sector The Fund may invest up to 30% of its net assets in the international sector. The international sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Central Bank, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a Fund that allocates a significant portion of its assets to foreign securities. The Fund will invest in both rated and unrated foreign securities, and may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries.

The following replaces the paragraphs in the section entitled, “The securities in which typically invest – High yield corporate bonds (junk bonds)” in the Fund’s Statutory Prospectus:

High yield corporate (junk) bonds are debt obligations issued by a corporation and rated lower than BBB- by S&P and Baa3 by Moody's, or similarly rated by another NRSRO. High yield bonds, also known as "junk bonds," are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them: The Manager carefully evaluates an individual company's financial situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that it believes will be able to repay their debt obligations in spite of poor ratings. The Fund invests in unrated bonds if the Manager believes their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds. The Fund may not invest more than 30% of its net assets in high yield bonds.

The following replaces the disclosure in the section entitled, “The risks securities in which typically invest – Lower-rated fixed income securities risk” in the Fund’s Statutory Prospectus:

High yield, high-risk securities (also known as junk bonds), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default, and a more limited and less liquid secondary market than higher-rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. Lower-rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

How the Fund strives to manage the risk: The Fund limits investments in high-risk, high yield fixed income securities to 30% of its net assets. The Manager also attempt to reduce the risk associated with investment in high yield debt securities through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets.

The following replaces the disclosure in the section entitled, “The risks securities in which typically invest – Emerging markets risk” in the Fund’s Statutory Prospectus:

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: The Fund may invest a portion of its assets in securities of issuers located in emerging markets. The Fund cannot eliminate these risks but the Manager will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, and other relevant factors. The Fund will limit its investments in emerging markets, in the aggregate, to no more than 15% of its net assets.

The following replaces the disclosure in the section entitled, “The risks securities in which typically invest – Foreign risk” in the Fund’s Statutory Prospectus:

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

How the Fund strives to manage it: The Manager attempts to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, we monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Fund may hedge exposure to those currencies for defensive purposes. The Fund will limit its investments in foreign securities to no more than 30% of its net assets.

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Please keep this Supplement for future reference.

This Supplement is dated November 30, 2012

DELAWARE GROUP® GOVERNMENT FUND

Delaware Core Plus Bond Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information
dated November 28, 2012

On November 14-15, 2012, the Board of Trustees of Delaware Group Government Fund voted to approve certain changes related to the Fund’s investment strategies. These changes include: (i) decreasing the minimum required investment in U.S. investment grade securities to 50% from 65% of net assets; (ii) increasing the limitation on high yield securities from 20% to 30% of net assets and removing the U.S. component; (iii) increasing the limitation on investments in international securities from 20% to 30% of net assets; and (iv) removing the 5% limitation on investments in foreign high yield securities (effectively permitting the Fund to invest up to 30% of its assets in such securities). As a result of these changes, the following disclosure replaces the disclosure in the Fund’s Statement of Additional Information. These changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the first paragraph in the section entitled, “Investment Strategies and Risks – Foreign Securities/Depositary Receipts”:

Delaware Core Plus Bond Fund may invest up to 30% of its net assets in foreign securities. Delaware Inflation Protected Bond Fund may invest up to 10% of its net assets in securities denominated in foreign currencies and up to 25% of its net assets in U.S. dollar-denominated securities of foreign issuers. Foreign securities may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”). There are substantial and different risks involved in investing in foreign securities. An investor should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S.

The following information replaces the first paragraph in the section entitled, “Investment Strategies and Risks – High Yield Securities”:

Delaware Core Plus Bond Fund may invest up to 30% of its net assets and Delaware Inflation Protected Bond Fund may invest up to 10% of its net assets in high yield, high-risk securities, rated lower than BBB- by S&P and Baa3 by Moody’s or similarly rated by another NRSRO. These securities are commonly known as “junk bonds.” These securities are often considered speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See “Appendix A — Description of Ratings.”

Please keep this Supplement for future reference.

This Supplement is dated November 30, 2012